STRATTON
MUTUAL FUNDS
Stability·Strategy·Success

THIRD *Quarter Report*

September 30, 2003

DEAR FELLOW SHAREHOLDER:

THE ECONOMY

Until recently, the weakest sector in the U.S. economy had been business spending on new capital equipment and inventories. Over the last few months there have been signs that capital spending is turning up. In particular, technology capital spending is increasing. Inventories are still too low at the present time. This is partly in response to sales growing at a faster rate than forecast. Managements have been extremely conservative in budgeting for sales growth and extremely tight in maintaining low inventory levels. With the improvement in inventories and in capital spending, the old economy seems to be improving.

The number one complaint of critics of the economy is that employment is lagging. Managements, which have been going through a long-term downsizing, are loath to change that mindset based on the short-term pickup. What really is needed is a reduction in firings and layoffs, which seems to have taken place in recent months. New unemployment claims have moved below the 400,000 weekly level. Manufacturing employment continues to be reduced as more of those jobs move offshore to low labor cost countries. Offsetting that, there have been increases in employment in the healthcare, financial, leisure and construction industries.

MARKET PSYCHOLOGY

A great deal has changed since Spring when President Bush’s popularity was at an all time high following the conclusion of the war. The obvious problem of the continued loss of military manpower together with the escalating financial cost of Iraq has sapped his political support significantly. Today his approval rating is only 50% down from 60% in early August. Offsetting that, however, he is the incumbent President, which is a tremendous advantage, and is far ahead of the Democratic party in fund raising. The budget deficit, which is approaching $500 billion, has placed his tax policy under direct fire from the Democrats. This criticism is likely to have an impact on the stock market by producing uncertainty about long-term tax policies in place in 2005 and beyond.

THE STOCK MARKET OUTLOOK

The stock market in 2003 has shown remarkable resilience. The broad averages are up approximately 15%. Technology stocks are once again leading the market with the NASDAQ up 34%. We believe that many areas in technology are once again overpriced. The risky stocks are getting the same short-term play as they were in 1999, perhaps not to the same degree, but their price-earnings multiples make no sense to any rational investor. Despite speculation in the market, it appears to be focused in the non-dividend paying high beta stocks and is not a threat to value oriented investors. Earnings estimates are finally beginning to pick up and reflect the reality of the actual earnings companies are posting. Analysts have been lagging the curve in raising estimates. This is due to the criticism of the analyst community by government regulators, and also their failure to forecast properly before the 2000 collapse in the market.

We believe the above factors argue for continuing to favor stocks over bonds. The economic picture has grown more positive in the last three months. At the same time, the general confidence level has grown less favorable. It is clear that earnings are rising at an accelerating rate. As a result, we emphasize cyclical stocks such as materials, capital goods, consumer discretionary, and housing over the defensive areas of the market including foods, drugs, and utilities. The market should continue to show broad strength as money gets reallocated to stocks rather than remaining in low interest bearing cash reserves or being invested into bonds with interest rates at all time lows.

Sincerely yours,

James W. Stratton

Chairman

October 9, 2003

Past performance is no guarantee of future results. Share prices will fluctuate and you may have a gain or loss when you redeem shares. The Funds are compared to several unmanaged indices. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Growth Fund—Jim Stratton

Q.	With business capital spending picking up, what exposure does the Fund have to this important economic sector?

A.	In the past six months we have added Rockwell Automation, Inc., Ingersoll-Rand Co. and Tyco International Ltd. to the portfolio (5.2% in total). Other companies that benefit from business spending are IKON Office Solutions, Inc. (7.2%), Pitney Bowes Inc. (0.9%), C&D Technologies, Inc. (2.7%) and Hewlett-Packard Co. (1.8%). All have important positive operating profit leverage if they receive increasing new orders.

Q.	Energy prices remain high entering a new winter heating season. What is the Fund’s strategy in the Energy sector?

A.	Energy is 11.7% of our portfolio represented by four holdings. Anadarko Petroleum Corp. (3.9%) and Penn Virginia Corp. (3.1%) are among the top ten individual holdings of the Fund. Both are beneficiaries of high natural gas prices. Both are acquisition targets for larger energy companies. Given “normal” winter demand, we expect our energy holdings to post good profits in 2004.

Portfolio holdings are as of 9/30/03, they are subject to change at any time.

FUND HIGHLIGHTS

Stratton Growth Fund

	September 30, 2003	June 30, 2003

Total Net Assets	$42,347,228	$41,902,463

Net Asset Value Per Share	$29.56	$28.88

Shares Outstanding	1,432,456	1,450,909

Number of Shareholders	1,026	1,044

Average Size Account	$41,274	$40,136

Portfolio Changes For the Quarter Ended September 30, 2003 (unaudited)

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings

Capital One Financial Corp. (2.7%)	Burlington Resources Inc.
Rockwell Automation, Inc. (1.9%)	El Paso Corp.
Kimberly-Clark Corp.

Ten Largest Holdings September 30, 2003 (unaudited)

	Market Value	Percent of TNA

IKON Office Solutions, Inc.	$3,033,650	7.2%

Commerce Bancorp, Inc. (NJ)	1,916,400	4.5

Anadarko Petroleum Corp.	1,670,400	3.9

Countrywide Financial Corp.	1,565,600	3.7

D.R. Horton, Inc.	1,471,500	3.5

PacifiCare Health Systems, Inc.	1,464,000	3.5

Whirlpool Corp.	1,355,400	3.2

Penn Virginia Corp.	1,326,000	3.1

FleetBoston Financial Corp.	1,206,000	2.9

Wyeth	1,198,600	2.8

	$16,207,550	38.3%

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Monthly Dividend REIT Shares—Jim Beers

Q.	What sectors within the REIT group performed well in the third quarter?

A.	Lodging was one of the top performing sectors, returning +18.6% during the quarter. As hopes of an economic recovery begin to become a reality, investors have started to come back to the sector driving stock prices up dramatically, albeit from a very low base. During the recent past, the SMDS portfolio has had limited exposure to hotel stocks, primarily due to the low or non-existent yields in the sector. Though earnings in the group are beginning to improve, dividends of these stocks are very small. We will continue to hold our current Lodging stocks but will also explore additional names in the group when they make sense for our income-oriented investment strategy.

The Apartment sector began to show signs of a recovery and posted a total return of +11.8%, during the quarter. We have become more optimistic about this group over the last few quarters as we have witnessed a stabilization in earnings. However, we remain cautious of the sector due to continued uncertainty in terms of job creation within the economy. Weak demand for apartments can only be offset with an increase in the number of jobs created.

Q.	What sectors within the REIT group performed poorly?

A.	The worst performing asset class, during the quarter, was the Office sector, returning +7.9% in the Suburban Office subgroup and just +3.7% for the Central Business District subgroup. In the Semi-Annual report we mentioned that we were increasing our Office sector weighting. It is true that office vacancy rates are high, and with a soft office job market, a dramatic increase in Office sector earnings is a long way off. However, we have seen some opportunities within the sector that make sense from a valuation standpoint. Additionally, because stock prices have not risen as quickly as in other areas of the REIT market, we continue to see healthy dividend yields that make stocks in this sector particularly attractive for this portfolio.

Portfolio holdings are as of 9/30/03, they are subject to change at any time.

Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers.

FUND HIGHLIGHTS

Stratton Monthly Dividend REIT Shares

	September 30, 2003	June 30, 2003

Total Net Assets	$177,988,962	$155,217,816

Net Asset Value Per Share	$30.59	$28.85

Shares Outstanding	5,818,450	5,380,180

Number of Shareholders	4,389	4,152

Average Size Account	$40,553	$37,384

Portfolio Changes For the Quarter Ended September 30, 2003 (unaudited)

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings

Camden Property Trust (0.5%)
Lexington Corporate Properties Trust (1.0%)
Mid-America Apartment Communities, Inc. (1.2%)
U.S. Restaurant Properties, Inc. (1.7%)

Ten Largest Holdings September 30, 2003 (unaudited)

	Market Value	Percent of TNA

First Industrial Realty Trust, Inc.	$6,221,580	3.5%

Liberty Property Trust	6,179,358	3.5

New Plan Excel Realty Trust	6,174,500	3.5

Heritage Property Investment Trust	6,064,800	3.4

Equity Office Properties Trust	6,056,600	3.4

Arden Realty, Inc.	5,863,200	3.3

Health Care REIT, Inc.	5,553,000	3.1

Mack-Cali Realty Corp.	5,488,000	3.1

Nationwide Health Properties, Inc.	5,421,900	3.0

Glimcher Realty Trust	5,372,850	3.0

	$58,395,788	32.8%

Special Note—REITs typically have some component of return of capital in their dividend distributions. The exact amount of the taxability of dividends is often difficult for these companies to determine until late January. Our auditors then must determine the Fund's own taxability of its distributions before we can send the Fund's 1099DIV Forms to shareholders. This year, like most REIT funds, SMDS will file an extension with the Internal Revenue Service that will allow for a mailing date after the traditional January 31st deadline. 1099DIV Forms will not be available until early February. We hope that shareholders can plan their tax return filing with this in mind.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Small-Cap Value Fund—Jerry Van Horn

Q.	How did the Fund perform during the third quarter of 2003?

A.	For the third quarter of 2003, Stratton Small-Cap Value Fund posted a return of +7.2% compared to the Russell 2000 Index return of +8.8% and the Russell 2000 Value Index return of +7.7%. Small-cap stocks continued to outperform large-cap stocks during the quarter with the Russell 1000 Index of large-cap stocks returning +3.0%. Year-to-date through September 30th, Stratton Small-Cap Value Fund has returned +25.6%.

Q.	What were the strongest performing sectors in the Fund during the quarter?

A.	The strongest performing sectors in the Fund during the third quarter were Auto & Transportation, Financial Services, and Producer Durables. The Auto & Transportation sector was led by Yellow Corp. (2.3%) and American Axle & Manufacturing Holdings, Inc. (1.7%). The Financial Services sector was led by Commerce Bancorp, Inc. (2.3%). The Producer Durables sector was led by Cascade Corp. (1.9%) and Technitrol, Inc. (1.5%) as well as our Homebuilder holdings which rebounded from a rough July to post strong returns for the quarter.

Q.	What is your outlook for the small-cap market?

A.	We are quite pleased with the performance of the small-cap market during the current equity bull market which began on March 11th of this year. Historically, the small-cap sector has led the equity market coming out of recessionary periods and this year’s performance has reinforced that trend. Although small-caps have outperformed large-caps over the past two to three years, relative valuations remain compelling which, when combined with strong earnings growth, creates a compelling case for continued outperformance on the part of smaller capitalized companies. We’re looking for more cyclical areas of the market to outperform as the back-end of the economy continues to strengthen and have taken steps over the past three to six months to increase the Fund’s exposure to cyclical holdings.

Portfolio holdings are as of 9/30/03, they are subject to change at any time.

Small company stocks are generally riskier than larger company stocks due to greater volatility and less liquidity.

Unmanaged indices are not available for direct investment.

FUND HIGHLIGHTS

Stratton Small-Cap Value Fund

	September 30, 2003	June 30, 2003

Total Net Assets	$51,532,238	$48,334,282

Net Asset Value Per Share	$28.73	$26.81

Shares Outstanding	1,793,609	1,802,830

Number of Shareholders	940	945

Average Size Account	$54,822	$51,147

Portfolio Changes For the Quarter Ended September 30, 2003 (unaudited)

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings

OSI Systems, Inc. (1.7%)

Ten Largest Holdings September 30, 2003 (unaudited)

	Market Value	Percent of TNA

Hovnanian Enterprises, Inc. Class A	$3,475,980	6.7%

IKON Office Solutions, Inc.	2,193,000	4.3

D.R. Horton, Inc.	1,962,000	3.8

Pogo Producing Co.	1,720,640	3.3

Harman International Industries, Inc.	1,475,250	2.9

Moog Inc. Class A	1,470,000	2.9

PacifiCare Health Systems, Inc.	1,464,000	2.8

Penn Virginia Corp.	1,423,240	2.8

M.D.C. Holdings, Inc.	1,411,344	2.7

Eaton Vance Corp.	1,339,200	2.6

	$17,934,654	34.8%

SCHEDULE OF INVESTMENTS September 30, 2003 (unaudited)

Stratton Growth Fund

	Number of Shares	Market Value
COMMON STOCKS - 97.1%
Banking/Financial - 15.4%
AmSouth Bancorporation	40,000	$848,800
Capital One Financial Corp.	20,000	1,140,800
Comerica, Inc.	10,000	466,000
Commerce Bancorp, Inc. (NJ)	40,000	1,916,400
FleetBoston Financial Corp.	40,000	1,206,000
PNC Financial Services Group	20,000	951,600

		6,529,600

Business Services - 2.6%
Omnicom Group Inc.	10,000	718,500
Pitney Bowes Inc.	10,000	383,200

		1,101,700

Capital Goods – 3.3%
Ingersoll-Rand Co. Class A	15,000	801,600
Tyco International Ltd.	30,000	612,900

		1,414,500

Consumer Durables – 4.4%
Hooker Furniture Corp.	15,000	524,550
Whirlpool Corp.	20,000	1,355,400

		1,879,950

Consumer Services – 5.9%
American Express Co.	21,000	946,260
Countrywide Financial Corp.	20,000	1,565,600

		2,511,860

Consumer Staples – 2.3%
Anheuser-Busch Companies, Inc.	20,000	986,800

Distribution – 9.7%
IKON Office Solutions, Inc.	415,000	3,033,650
The Pep Boys – Manny, Moe & Jack	70,000	1,071,000

		4,104,650

Energy – 11.7%
Anadarko Petroleum Corp.	40,000	1,670,400
Occidental Petroleum Corp.	25,000	880,750
Penn Virginia Corp.	30,000	1,326,000
Valero Energy Corp.	27,800	1,063,906

		4,941,056

Health Care – 13.9%
AmerisourceBergen Corp.	10,000	540,500
Baxter International, Inc.	40,000	1,162,400
Becton, Dickinson and Co.	20,000	722,400

	Number of Shares	Market Value
Health Care – Continued
PacifiCare Health Systems, Inc.†	30,000	$1,464,000
Sunrise Senior Living, Inc.†	30,000	786,900
Wyeth	26,000	1,198,600

		5,874,800

Homebuilding – 8.6%
Centex Corp.	15,000	1,168,200
D. R. Horton, Inc.	45,000	1,471,500
Lennar Corp. Class A	13,000	1,011,270

		3,650,970

Industrial – 1.9%
Rockwell Automation, Inc.	30,000	787,500

Insurance/Services – 7.8%
The Allstate Corp.	30,000	1,095,900
American International Group, Inc.	15,000	865,500
Lincoln National Corp.	20,000	707,600
Nationwide Financial Services, Inc.	20,000	626,800

		3,295,800

Retail – 1.8%
Rite Aid Corp.†	150,000	774,000

Technology – 5.5%
C&D Technologies, Inc.	60,000	1,135,200
Hewlett-Packard Co.	40,000	774,400
SunGard Data Systems Inc.†	15,000	394,650

		2,304,250

Utilities – 2.2%
TXU Corp.	40,000	942,400

Total Common Stocks (Cost $26,417,654)		41,099,836

Total Investments – 97.1% (Cost $26,417,654*)		41,099,836
Cash and Other Assets Less Liabilities – 2.9%		1,247,392

NET ASSETS – 100.00%		$42,347,228

†	Non-income producing security
*	Aggregate cost for federal income tax purposes is $26,417,654 and net unrealized appreciation is as follows:

Gross unrealized appreciation.	$14,877,810
Gross unrealized depreciation	(195,628)

Net unrealized appreciation	$14,682,182

SCHEDULE OF INVESTMENTS September 30, 2003 (unaudited)

Stratton Monthly Dividend REIT Shares

	Number of Shares	Market Value
COMMON STOCKS – 97.4%
Apartments – 14.4%
Apartment Investment & Management Co.	85,000	$3,345,600
Camden Property Trust	25,000	960,750
Cornerstone Realty Income Trust, Inc.	245,000	1,979,600
Equity Residential	140,000	4,099,200
Gables Residential Trust	155,000	5,009,600
Mid-America Apartment Communities, Inc.	70,000	2,112,600
Summit Properties, Inc.	197,200	4,480,384
United Dominion Realty Trust, Inc.	200,000	3,662,000

		25,649,734

Diversified – 6.0%
Colonial Properties Trust	120,000	4,323,600
Crescent Real Estate Equities Co.	235,000	3,407,500
U.S. Restaurant Properties, Inc.	185,000	3,006,250

		10,737,350

Health Care – 15.5%
Health Care Property Investors, Inc.	105,400	4,922,180
Health Care REIT, Inc.	180,000	5,553,000
Healthcare Realty Trust, Inc.	155,000	4,956,900
National Health Investors, Inc.	105,000	1,914,150
Nationwide Health Properties, Inc.	310,000	5,421,900
Universal Health Realty Income Trust	70,000	1,900,500
Ventas, Inc.	165,000	2,824,800

		27,493,430

Industrial – 9.4%
EastGroup Properties, Inc.	140,000	3,889,200
First Industrial Realty Trust, Inc.	194,000	6,221,580
Keystone Property Trust	240,000	4,862,400
Lexington Corporate Properties Trust	95,000	1,820,200

		16,793,380

Lodging – 5.1%
Hospitality Properties Trust	85,000	2,981,800
Innkeepers USA Trust	335,000	2,914,500
Winston Hotels, Inc.	350,000	3,185,000

		9,081,300

Net Lease – 2.4%
Commercial Net Lease Realty	255,000	4,342,650

	Number of Shares	Market Value
Office – 26.1%
Arden Realty, Inc.	210,000	$5,863,200
Brandywine Realty Trust	202,500	5,202,225
CarrAmerica Realty Corp.	145,000	4,328,250
Equity Office Properties Trust	220,000	6,056,600
Glenborough Realty Trust Inc.	279,800	5,277,028
Highwoods Properties, Inc.	150,000	3,579,000
HRPT Properties Trust	190,000	1,736,600
Liberty Property Trust	167,100	6,179,358
Mack-Cali Realty Corp.	140,000	5,488,000
Reckson Associates Realty Corp.	115,000	2,657,650

		46,367,911

Regional Malls – 11.6%
Glimcher Realty Trust	255,000	5,372,850
Pennsylvania Real Estate Investment Trust	160,000	5,352,000
The Mills Corp.	135,000	5,312,250
Simon Property Group, Inc.	107,500	4,684,850

		20,721,950

Shopping Centers – 6.9%
Heritage Property Investment Trust	210,000	6,064,800
New Plan Excel Realty Trust	265,000	6,174,500

		12,239,300

Total Common Stocks (Cost $154,381,359)		173,427,005

Total Investments – 97.4% (Cost $154,381,359*)		173,427,005
Cash and Other Assets Less Liabilities – 2.6%		4,561,957

NET ASSETS – 100.00%		$177,988,962

*	Aggregate cost for federal income tax purposes is $154,381,359 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$23,011,235
Gross unrealized depreciation	(3,965,589)

Net unrealized appreciation	$19,045,646

SCHEDULE OF INVESTMENTS September 30, 2003 (unaudited)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value
COMMON STOCKS – 96.8%
Aerospace – 2.9%
Moog Inc. Class A†	37,500	$1,470,000

Consumer Discretionary – 17.0%
American Axle & Manufacturing Holdings, Inc.†	30,000	887,400
Circuit City Stores, Inc.	100,000	953,000
CSS Industries, Inc.	22,500	579,375
Harman International Industries, Inc.	15,000	1,475,250
Hollywood Entertainment Corp.†	75,000	1,275,000
Mothers Work, Inc.†	18,000	546,300
Polaris Industries, Inc.	15,000	1,112,250
Scholastic Corp.†	25,000	719,750
Take-Two Interactive Software, Inc.†	35,000	1,195,950

		8,744,275

Distribution – 4.3%
IKON Office Solutions, Inc.	300,000	2,193,000

Energy – 13.2%
Cabot Oil & Gas Corp.	50,000	1,300,000
Evergreen Resources, Inc.†	20,000	540,000
Houston Exploration Co.†	36,000	1,263,600
Newfield Exploration Co.†	15,000	578,550
Penn Virginia Corp.	32,200	1,423,240
Pogo Producing Co.	38,000	1,720,640

		6,826,030

Financial Services – 11.0%
Commerce Bancorp, Inc. (NJ)	25,000	1,197,750
Donegal Group Inc. Class B	29,633	429,086
Eaton Vance Corp.	40,000	1,339,200
Harleysville Group Inc.	20,000	466,200
Selective Insurance Group, Inc.	35,000	1,041,600
Webster Financial Corp.	20,000	797,600
WSFS Financial Corp.	10,000	422,000

		5,693,436

Health Care – 12.9%
CONMED Corp.†	50,000	1,032,000
Henry Schein, Inc.†	15,000	850,500
NDCHealth Corp.	35,000	733,250
PacifiCare Health Systems, Inc.†	30,000	1,464,000
Respironics, Inc.†	30,000	1,253,400
Sunrise Senior Living, Inc.†	50,000	1,311,500

		6,644,650

	Number of Shares	Market Value
Homebuilding – 16.5%
Beazer Homes USA, Inc.†	10,000	$844,000
D.R. Horton, Inc.	60,000	1,962,000
Hovnanian Enterprises, Inc. Class A†	54,000	3,475,980
M/I Schottenstein Homes, Inc.	20,000	793,400
M.D.C. Holdings, Inc.	26,136	1,411,344

		8,486,724

Materials and Processing – 1.3%
Rock-Tenn Co. Class A	45,000	656,100

Producer Durables – 1.9%
Cascade Corp.	45,000	992,250

Technology – 10.2%
Anixter International Inc.†	45,000	1,024,650
Bel Fuse, Inc. Class B	40,000	1,056,800
Mentor Graphics Corp.†	50,000	876,500
MICROS Systems, Inc.†	20,000	683,000
OSI Systems, Inc.†	50,000	865,000
Technitrol, Inc.†	42,000	773,220

		5,279,170

Transportation – 3.5%
Maritrans Inc.	40,500	607,500
Yellow Corp.†	40,000	1,195,200

		1,802,700

Utilities – 2.1%
Energen Corp.	30,000	1,085,400

Total Common Stocks (Cost $30,966,727)		49,873,735

Total Investments – 96.8% (Cost $30,966,727*)		49,873,735
Cash and Other Assets Less Liabilities – 3.2%		1,658,503

NET ASSETS – 100.00%		$51,532,238

†	Non-income producing security
*	Aggregate cost for federal income tax purposes is $30,966,727 and net unrealized appreciation is as follows:

Gross unrealized appreciation.	$19,026,400
Gross unrealized depreciation	(119,392)

Net unrealized appreciation	$18,907,008

SHAREHOLDER INFORMATION

General Information on the Funds

Requests for a Prospectus, financial information, past performance figures and an application, should be directed to the Funds’ toll free number 1-800-634-5726.

Please visit our web site at www.strattonmgt.com to stay up to date on the Funds’ performance and to learn more about the Funds and the services we offer.

Minimum Investment

The minimum amount for the initial purchase of shares of the Funds is $2,000 each for non-retirement accounts. Subsequent purchases may be made in amounts of $100 or more. There is no minimum amount for initial or subsequent investments in retirement accounts.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts and other fund services, and shareholders executing redemption requests, should call 1-800-472-4266 or write the transfer agent at the following addresses:

Via First Class Mail

Stratton Mutual Funds

c/o PFPC Inc.

P. O. Box 9801

Providence, RI 02940

Via Overnight Courier

Stratton Mutual Funds

c/o PFPC Inc.

760 Moore Road

King of Prussia, PA 19406

Investment Portfolio Activities

Questions regarding any of the Funds’ investment portfolios should be directed to the Funds’ Advisor:

Stratton Management Company

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

1-800-578-8261

Please do not send account related correspondence to the Advisor. Doing so may delay the processing of your account related request.

Distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406-1212.

Date of first use, October 2003. This report is to be preceded or accompanied by a Prospectus.

All indices are unmanaged groupings of stock that are not available for investment.

DIRECTORS

Lynne M. Cannon	Richard W. Stevens

John J. Lombard, Jr.	James W. Stratton

Douglas J. MacMaster, Jr.	Frank Thomas

Merritt N. Rhoad, Jr.

OFFICERS

James W. Stratton	James A. Beers	Joanne E. Kuzma
Chairman	President	Vice President
Stratton Mutual Funds	Stratton Monthly
	Dividend REIT Shares	Patricia L. Sloan
John A. Affleck, CFA		Secretary & Treasurer
President	Gerald M. Van Horn, CFA
Stratton Growth Fund	President	Brigid E. Hummel
	Stratton Small-Cap Value Fund	Assistant Secretary & Treasurer

Michelle A. Whalen
Assistant Secretary & Treasurer

INVESTMENT ADVISOR

Stratton Management Company

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

TRANSFER AGENT &

DIVIDEND PAYING AGENT

PFPC Inc.

760 Moore Road

King of Prussia, PA 19406-1212

1-800-472-4266

CUSTODIAN BANK

PFPC Trust Company

The Eastwick Center, 8800 Tinicum Boulevard

Philadelphia, PA 19153

Visit the Stratton Mutual Funds web

site at http://www.strattonmgt.com